UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 30, 2016

APOLLO MEDICAL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-25809	46-3837784
(State or Other Jurisdiction	(Commission File	(I.R.S. Employer
of Incorporation)	Number)	Identification Number)

700 N. Brand Blvd., Suite 1400, Glendale, CA 91203

(Address of principal executive offices) (zip code)

(818) 396-8050

(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On March 30, 2016, Apollo Medical Holdings, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Agreement”) with Network Medical Management, Inc. (“NMM”) pursuant to which the Company sold to NMM, and NMM purchased from the Company, in a private offering of securities, 555,555 investment units (the “Units”), each Unit consisting of one share of the Company’s Series B Preferred Stock (the “Series B Preferred Stock”) and a stock purchase warrant (the “Warrants”) to purchase one share of the Company’s common stock (the “Common Stock”) at an exercise price of $10.00 per share. NMM paid the Company an aggregate $4,999,995 for the Units, the proceeds of which will be used by the Company for working capital.

The Series B Preferred Stock has a liquidation preference in the amount of $9.00 per share plus any declared and unpaid dividends. The Series B Preferred Stock can be voted for the number of shares of Common Stock into which the Series B Preferred Stock could then be converted, which initially is one-for-one.

The Series B Preferred Stock is convertible into Common Stock, at the option of NMM, at any time after issuance at an initial conversion rate of one-for-one, subject to adjustment in the event of stock dividends, stock splits and certain other similar transactions. The Series B Preferred Stock is mandatorily convertible in the event that the Company engages in one or more transactions resulting in gross proceeds of not less than $5,000,000, not including any transactions with NMM.

The Warrants may be exercised at any time after issuance and through March 31, 2021, for $10.00 per share, subject to adjustment in the event of stock dividends and stock splits. Alternatively, the Warrants may be exercised pursuant to a “cashless exercise” feature, for that number of shares of Common Stock determined by dividing (x) the aggregate Fair Market Value (as defined in the Warrant) of the shares in respect of which the Warrant is being converted minus the aggregate Warrant Exercise Price (as defined in the Warrant) of such shares by (y) the Fair Market Value of one share of Common Stock. The Warrants are not separately transferable from the Series B Preferred Stock.

The Agreement contains other provisions typical of a transaction of this nature, including without limitation, representation and warranties, mutual indemnification by the parties, governing law and venue for resolution of disputes.

 The securities sold to NMM have not been registered under the Securities Act and there are no registration rights with respect thereto. The securities have been appropriately legended with respect to such restrictions on transferability.

Item 3.02 Unregistered Sales of Equity Securities.

On March 30, 2016, the Company sold to NMM 555,555 shares of Series B Preferred Stock and Warrants to purchase 555,555 shares of Common Stock, for gross proceeds of $4,999,995. The terms of the Series B Preferred Stock and Warrants are more fully described in “Item 1.01. Entry into a Definitive Material Agreement”.

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The securities were sold by the Company to NMM in reliance upon the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended, and/or Rule 506(b) of Regulation D promulgated by the Securities and Exchange Commission thereunder.

Item 3.03 Material Modification to Rights of Security Holders.

On March 28, 2016, the Company filed an Amended and Restated Certificate of Designation (the “Amended Certificate of Designation”) with the Secretary of State of the State of Delaware, in connection with the creation of the Series B Preferred Stock sold to NMM on March 30, 2015. The terms of the Series B Preferred Stock are more fully described in “Item 1.01. Entry into a Definitive Material Agreement”.

Additionally, the Amended Certificate of Designation amended a provision of the Certificate of Designation dated October 15, 2015 (the “Original Certificate of Designation”) that created the Company’s Series A Preferred Stock (the “Series A Preferred Stock”), which was sold to NMM on October 15, 2015. The Amended Certificate of Designation changed a triggering event for the mandatory conversion of Series A Preferred Stock. The Series A Preferred Stock had been mandatorily convertible in the event that the Company engages in one or more transactions resulting in gross proceeds of not less than $5,000,000, not including the transaction pursuant to which the Series A Preferred Stock was sold to NMM. The amended Certificate of Designation now provides that the Series A Preferred Stock is mandatorily convertible in the event that the Company engages in one or more transactions resulting in gross proceeds of not less than $5,000,000, not including any transactions with NMM. Furthermore, the Amended Certificate Designation provides that the Series A Preferred Stock and the Series B Preferred Stock will participate pro rata and pari passu in distributions upon the liquidation, winding up or dissolution of the Company.

On March 30, 2016, the Company issued the Warrants to NMM in connection with its purchase of the securities described in “Item 1.01. Entry into a Definitive Material Agreement”.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 28, 2016, the Company filed the Amended Certificate of Designation with the Secretary of State of the State of Delaware, amending the Series A Preferred Stock and creating the Series B Preferred Stock, in accordance with the transactions described under “Item 1.01. Entry into a Material Definitive Agreement”.

Item 7.01. Regulation FD Disclosure.

On March 31, 2016, the Company issued a press release announcing the transactions described more fully under “Item 1.01. Entry into a Material Definitive Agreement”. A copy of the Company's press release is furnished with this Form 8-K and attached hereto as Exhibit 99.1. The information in Exhibit 99.1 shall not be deemed "filed" for purposes of Section 18 of the Exchange Act and shall not be deemed incorporated by reference into any filing under the Securities Act.

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Item 9.01. Financial Statements and Exhibits.

(d)     Exhibits

Exhibit No.	Description

3.1	Amended and Restated Certificate of Designation dated March 28, 2016

4.1	Stock Purchase Warrant dated March 30, 2016 issued to Network Medical Management, Inc.

10.1	Securities Purchase Agreement dated March 30, 2016 between Apollo Medical Holdings, Inc. and Network Medical Management, Inc.

99.1	Press Release dated March 31, 2016

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SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APOLLO MEDICAL HOLDINGS, INC.

Dated: April 4, 2016	By:	/s/ Warren Hosseinion
Name: Warren Hosseinion
Title: Chief Executive Officer

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